Fees Summary	Aug. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 498,610,000.00
Previously Paid Amount	0.00
Total Fee Amount	76,337.19
Total Offset Amount	0.00
Net Fee	$ 76,337.19
Final Prospectus	false